Exhibit 99.2 Exhibit 99.2

David Ossip Leagh Turner Chair and Co-CEO Co-CEO Dear Fellow Stockholders, We are pleased to report that we achieved strong performance for the second quarter of 2022, continuing to deliver efficiently against our growth objectives. Notably, our total revenue and profitability were meaningfully above guidance, despite the headwind of a stronger than expected U.S. dollar. We are particularly pleased with our significant expansion in profitability, which is outlined in greater detail in Noemie Heuland’s CFO section of this letter. Our ability to achieve Adjusted EBITDA3 of $61.8 million or 20.5% of revenue, up from $39.9 million or 15.9% of revenue in the second quarter of 2021, reflects the discipline we are applying in our investments, centered in sales and product innovation to fuel long-term revenue growth. Further, this demonstrates our ability to scale our operations. Our PEPM revenue growth is strong and float income benefits from a return to a more normalized interest rate environment. As a result, Dayforce recurring revenue grew by 29.0%, and by 30.7% on a constant currency basis. Excluding float revenue, Dayforce recurring revenue increased by 28.0% on a reported basis, and by 29.7% on a constant currency basis. We monitor macroeconomic conditions closely as the world faces widespread price and wage inflation, supply chain disruption, and market instability. Nonetheless, employment levels at our customers are healthy, and demand for Dayforce remains resilient. Looking at the second half of the year, we expect solid sales performance with healthy growth over last year. The size and quality of our pipeline is strong, and we already have had significant traction in the month of July against our third quarter targets. All the above factors are reflected in our full-year outlook. We are increasing our guidance on total revenue and Adjusted EBITDA.3 Organizations are eager to invest in HCM technology. Our customers are increasingly looking for insights and efficiencies that will enable them to adapt and compete in the new world of work. Our ability to help our customers execute on these priorities with our technology was a key driver of growth in the second quarter. This is evidenced by our sales performance in the second quarter, which was strong across all segments: In the mid-market, we continue to expand our footprint, and we are encouraged how customers are embracing our vision for Dayforce as the always-on people platform for the global workforce. We are executing well in our enterprise segments, where more large, multinational organizations are selecting Dayforce globally. We see momentum selling into our existing customer base with strong add-on sales and employee expansion. Additionally, more than 36% of our customers have purchased the Dayforce suite. We now have 5,728 customers4 live on the Dayforce platform, which validates our commitment to providing a great customer experience and delivering measurable value to our customers. The strength of our business model and our five strategic levers for growth give us confidence we can continue to grow and win in all market conditions. Our five levers for growth are: Acquiring new customers in the markets where we have seen success to date; Extending the Dayforce platform, allowing us to deliver more value to our current and prospective customers; Expanding within the enterprise segment;

Accelerating our global expansion both by serving local customers in new geographies, and by extending our scope to service global multinational customers; and Driving incremental revenue from our customers by innovating in adjacent markets around our core HCM suite, such as Dayforce Wallet. Our organization’s capacity to scale its operations continues to improve as well. Key internal initiatives to globalize our workforce and to drive scale through automation are enabling us to create long-term and profitable growth. Financial highlights1 As noted, we had strong financial and operating performance in the second quarter. Our results exceeded our guidance on total revenue and Adjusted EBITDA3, despite the headwind of a stronger than expected US dollar. Looking ahead, we are adjusting our guidance for Dayforce recurring revenue, excluding float revenue, to reflect the adverse impact of a stronger US dollar, while maintaining our prior guidance on a constant currency basis. Further, we are increasing our guidance on cloud revenue, total revenue, and Adjusted EBITDA3. While we continue to invest in sales and product innovation to fuel durable revenue growth, we are also more disciplined with our spend and are demonstrating our ability to scale our operations. Our total revenue was meaningfully above guidance in the second quarter, despite foreign currency headwinds. Our PEPM revenue growth is strong and float income benefits from a return to a more normalized interest rate environment. As a result, Dayforce recurring revenue grew by 29.0%, and by 30.7% on a constant currency basis. Excluding float revenue, Dayforce recurring revenue increased by 28.0% on a reported basis, and by 29.7% on a constant currency basis. Cloud recurring gross margin2 was 72.2% and Adjusted cloud recurring gross margin3 was 76.4%, up 20 basis points and 230 basis points respectively, as compared to the second quarter of 2021.

We now have 5,728 customers live4 on the Dayforce platform. This in an 11% increase compared to the second quarter of 2021. We are very encouraged by the growing number of customers adopting the full suite. In addition, over 36% of our customers have purchased the full Dayforce platform. This trend is indicative of growing demand for an all-in-one people platform and a move away from point solution purchasing. Our trailing twelve-month Dayforce recurring revenue per customer is $114,6303,5 up 10.5% year-over-year. Sales highlights Our focus on helping our customers adapt and evolve their workforce with our modern platform is driving strong demand for Dayforce. During the second quarter, organizations across all of our key segments and regions selected Dayforce to move to the cloud with a single system: One of the world’s largest retailers with more than 11,500 stores and 350,000 employees globally chose to migrate to Dayforce for advanced scheduling. A global e-commerce and web services company selected Dayforce payroll in the UK for its 100,000 employees. Ceridian’s robust regional payroll capabilities will help the company manage compliance and provide the opportunity to scale its Dayforce use globally. A leading global veterinary services company will partner with Ceridian to provide innovative pay, time, benefits, HR, and talent technology to 40,000 employees across North America. With a single system for pay and time, the company will use Dayforce to manage complex scheduling requirements and give employees a modern pay experience with Dayforce Wallet. A long-term healthcare provider with 11,000 employees in North America selected the full Dayforce suite, consolidating and modernizing its systems to support the company’s growth strategy.

A parking facility operations company selected Dayforce for the full suite of HCM technology. A recent acquisition expanded the company to 33 states and 2,000 employees. Ceridian was chosen to help increase efficiency while the organization continues to scale across the country. A leading diversified financial services provider with over 1,900 employees in 42 states chose Dayforce as its single HCM system. As the result of an acquisition, the company was previously using multiple systems. Now, with the full Dayforce suite, the company will have all HR and payroll information in a single system, providing a better user experience and increasing data security. A worldwide leader in chemicals and ingredients distribution chose Ceridian for global managed payroll and workforce management for its decentralized workforce of 6,000 employees across 17 countries. A leading hotel management company with 4,600 employees across the U.S. and Costa Rica selected Ceridian as a strategic partner to help it efficiently expand into new markets. The company’s investment in Dayforce will significantly reduce manual processes and create better data visibility across the organization. Dayforce Wallet was also a key differentiator in this deal, and the company values the benefits it will bring to employees. A full-service restaurant with 5,300 employees across 40 locations in the U.S. chose the full Dayforce suite. The company will leverage the technology to automate previously manual processes, manage compliance, and create an infrastructure to support future growth. An American alternative investment management company with 3,600 employees in ten countries chose to partner with Ceridian for managed pay and benefits. A leading specialty bakery manufacturer will partner with Ceridian to improve HR and payroll processes. The company wants to drive ownership and accountability among its 3,000 employees and managers, further empowering HR to play a more strategic role in the organization's growth.

An online used car reseller that has been expanding rapidly in the UK selected Dayforce for payroll. The company has grown to 3,300 employees in the UK through multiple acquisitions and will partner with Ceridian to consolidate payroll and streamline compliance. An Australian fashion retailer with 1,500 employees chose the full Dayforce suite to help the company with its high volume of seasonal recruiting and onboarding by enabling efficient processes through modern technology. An Australian roadside assistance and services company with 2,200 employees chose Dayforce to consolidate six systems into a single solution. Customer highlights During the quarter, we took some notable companies live on Dayforce including: A holiday company with 10,000 employees, working across six locations in the UK and Ireland, recently went live with Dayforce for workforce management. A global mining and chemical manufacturer with 7,000 employees across six continents went live with Dayforce for workforce management in Australia. Strong Ceridian project team collaboration between North America and Australia enabled this successful go live. A retail chain and department store with 44 locations and 2,400 employees recently went live with Dayforce to help its team improve employee engagement and attract top talent. A U.S. professional football team rolled out the full Dayforce suite to its 2,300 employees. Ceridian’s significant experience with sports franchise deployments guided another successful go live. A leader in retail, entertainment, and attractions with 1,800 employees went live with the full suite, consolidating multiple platforms into a single system with Dayforce. A leader in bakery ingredients and products with 1,400 employees across Australia has gone live with Dayforce for HR, pay, and time.

Product innovation

Extending our leadership position as the always-on people platform for the global workforce requires continuous investment in product innovation.

Empowering people

Creating an empowering employee experience is at the heart of the Dayforce value proposition. We delivered several new capabilities in the second quarter including a new Experience Hub that enables HR administrators to create personalized communication hubs for targeted employee segments by function and location.

A new inclusivity survey in our engagement module helps customers amplify the voice of their people around inclusivity and belonging, providing important insights related to employee engagement and an organization's diversity, equity, and inclusion (DEI) efforts. These enhancements drive further adoption by existing customers.

> **Extending our leadership position as the always-on people platform for the global workforce requires continuous investment in product innovation**

We also continue to invest in mobile innovation. Mobile timesheets enable people leaders to view their team's real-time data and efficiently record, review, and approve time while providing a modern employee experience to managing schedules.

Global Pay and Compliance

As the leading provider in global pay, we expanded our global footprint with the delivery of localized Singapore payroll to customers, providing continuous calculation of data, analytics, and a modern user experience in a single system.

We also continued our focus to deliver localized payroll capabilities to Taiwan, Indonesia, Philippines, Thailand, South Korea, Hong Kong, and Malaysia in Asia Pacific and Japan (APJ).

Large global organizations with significant payroll populations continue to select Dayforce, highlighting our ability to scale and serve the payroll and compliance needs of companies anywhere in the world.

Data & Analytics

Intelligence is at the core of our new Dayforce People Analytics, which provides customers with individual measurements, including ISO-30414 metrics and people analytics views across the employee lifecycle, covering DEI, performance, compensation, flight risk, benefits, and many more. These dashboards enable our customers to advance their understanding of their organization and gain control of their data.

In our Dayforce Talent Intelligence suite, we delivered intelligent automation in Dayforce Recruiting to provide better experiences throughout the talent acquisition process. With the addition of candidate job recommendations and alerts, candidates are now recommended open jobs based on profile fit and alerted when new jobs that match their interests become available. Recruiting process automation allows for the automation of background checks and interview scheduling, enabling our customer to make more efficient and accurate hiring decisions.

Dayforce Wallet

A growing number of customers are offering Dayforce Wallet to their employees, empowering them to access their pay on-demand and turning payroll into an employee benefit. More than 1,200 customers have now signed onto Dayforce Wallet, and more than 650 customers are live on the product.

In a persistently tight labor market, on-demand pay continues to be an employer differentiator. In a recent survey, 78% percent of respondents said that access to on-demand pay would impact their decision to choose an employer. Employers are reporting that Dayforce Wallet is a successful tool in both their recruitment and retention strategies.

6 | CERIDIAN Q2 2022 Stockholder letter

We continue to see very favorable transaction trends for Dayforce Wallet: Cumulative registration rate increased to over 40% of all eligible employees. Average transactions per active user have remained about 25 per month, with spending continuing to be concentrated on everyday purchases in categories like groceries, gas, convenience stores and dining out, as well as ATM withdrawals. In the second quarter, we introduced a new referral program that gives users the opportunity to earn to cash back by referring eligible friends and coworkers to further drive our registration rate among eligible employees. We also delivered product enhancements to improve the user experience, making it easier for users to set their direct deposit to the Dayforce card right in the application. We have seen a significant increase in direct deposit customers since introducing this feature. Dayforce Wallet is making it easier for people to control their finances and for employers to retain their employees. The future of pay is already here, and Dayforce Wallet is helping organizations meet the moment head-on. Summary In summary, we are very pleased with our second quarter performance and continue to see strong demand for Dayforce. Our product innovation, scale, and geographic reach, coupled with our strong execution, give us a great confidence in our ability to deliver long-term, durable growth. We remain laser focused on creating quantifiable value for our customers and their employees and, as a result, on delivering value to you, our fellow stockholders.

Noémie Heuland EVP and Chief Financial Officer The quarterly financial highlights and business outlook below are on a year-over-year basis and reported in U.S. dollars, unless otherwise stated. Revenue Our financial performance in the second quarter of 2022 was strong. Despite the headwind of a stronger than expected US dollar we exceeded our guidance on total revenue and profitability: Dayforce recurring revenue increased by $43.7 million, or 29.0%, to $194.3 million. Excluding float revenue, Dayforce recurring revenue increased by 28.0% on a reported basis, and by 29.7% on a constant currency basis. Dayforce revenue increased by $51.9 million, or 27.5%, to $240.5 million. Excluding float revenue, Dayforce revenue increased by 26.7% on a reported basis, and by 28.6% on a constant currency basis. Cloud revenue, which includes both Dayforce and Powerpay, increased by $53.5 million, or 25.5%, to $262.9 million. Excluding float revenue, Cloud revenue increased by 24.6% on a reported basis, and by 26.8% on a constant currency basis. Total revenue increased by $50.8 million, or 20.3%, to $301.2 million. Excluding float revenue, total revenue increased by 19.4% on a reported basis, and by 21.8% on a constant currency basis. Revenue contributions from ADAM HCM totaled $1.2M, with $1.1M in Dayforce recurring excluding float and $0.1M in Dayforce professional services revenue. The average float balance for our customer funds during the quarter increased 12.7% to $4.2 billion and the average yield on our float balance was 1.39%, an increase of 28 basis points year over year. As a result, float revenue from invested customer funds was $14.7 million. The allocation of float revenue to Dayforce and Cloud revenue was $11.1 million and $13.8 million, respectively. Profitability In the second quarter of 2022, Cloud recurring gross margin2 was 72.2%, compared to 72.0%. On an adjusted basis, Cloud recurring gross margin3 was 76.4%, compared to 74.1%. Net loss in the second quarter of 2022 was ($19.8) million, or ($0.13) per diluted share, compared to ($25.8) million, or ($0.17) per diluted share. Adjusted net income3 in the second quarter of 2022 was $33.0 million or $0.21 per diluted share, compared to $18.9 million, or $0.12 per diluted share. Adjusted EBITDA3 was $61.8 million or 20.5% of revenue in the second quarter of 2022, compared to $39.9 million or 15.9% of revenue in the second quarter of 2021. Net cash provided by operating activities was $33.2 million in the second quarter of 2022, compared to $27.6 million in the second quarter of 2021. Balance sheet and liquidity As of June 30, 2022, we had cash and equivalents of $371.2 million, and our total debt balance was $1,238.5 million.

Business outlook Based on information available as of August 3, 2022, Ceridian is issuing guidance for the third quarter of 2022 and updating full year 2022 outlook as indicated below. Our outlook reflects a revised average U.S. dollar to Canadian dollar foreign exchange rate of $1.29 compared to our previous assumption of $1.25. For the full year 2022, we are adjusting our guidance for Dayforce recurring revenue, excluding float revenue, to reflect the adverse impact of a stronger U.S. dollar noted above, while maintaining our prior guidance on a constant currency basis. Further, we are increasing our guidance on cloud revenue, total revenue and Adjusted EBITDA. Comparisons are on a year-over-year basis, unless stated otherwise. Third quarter 2022 guidance Dayforce recurring revenue, excluding float revenue, of $188 million to $190 million or an increase of 23% to 24% on a GAAP basis, and by 24% to 26% on a constant currency basis. Cloud revenue of $269 million to $272 million, or an increase of 22% to 24% on a GAAP basis and 24% to 26% on a constant currency basis. Total revenue of $304 million to $307 million, or an increase of 18% to 19% on a GAAP basis and 20% to 21% on a constant currency basis. Float revenue of $17.5 million, an increase of 77% on a GAAP basis, and 79% on a constant currency basis. Adjusted EBITDA3 of $48 million to $50 million. Full year 2022 guidance Dayforce recurring revenue, excluding float revenue, of $747 million to $757 million, or an increase of 25% to 27% on a GAAP basis, and 26% to 28% on a constant currency basis compared to previously issued guidance of $751 million to $762 million. Cloud revenue of $1,072 million to $1,084 million, or an increase of 23% to 24% on a GAAP basis, and 24% to 26% on a constant currency basis compared to previously issued guidance of $1,067 million to $1,083 million. Total revenue of $1,218 million to $1,233 million, or an increase of 19% to 20% on a GAAP basis, and 20% to 22% on a constant currency basis, compared to previously issued guidance of $1,208 million to $1,230 million. Float revenue of $65 million, an increase of 58% on a GAAP basis, and 60% on a constant currency basis, compared to previously issued guidance of $52 million. Adjusted EBITDA3 of $210 million to $225 million, compared to previously issued guidance of $190 million to $205 million. Supplemental guidance details As expected, we incurred severance and restructuring costs in the second quarter of 2022 in conjunction with the re-balancing of our workforce across our global footprint. These costs amounted to $5.2 million in the second quarter of 2022 and were accounted for in cost of recurring revenue. We now expect an additional $6 million of costs associated with this re-balancing of the workforce. The majority of these remaining costs are expected to be incurred in the third quarter, with the balance recognized in the fourth quarter of 2022. Excluding these costs, we expect cloud recurring gross margin to continue to improve throughout the second half of 2022. The update to our float guidance reflects the near-term rate environment and the rolling maturity of our laddered core portfolio. We have not reconciled the Adjusted EBITDA3 range for the full year or third quarter of 2022 to the directly comparable GAAP financial measure because applicable information for the future period, on which this reconciliation would be based, is not readily available due to uncertainty regarding, and the potential variability of, depreciation and amortization, share-based compensation expense and related employer taxes, changes in foreign currency exchange rates, and other items.

Supplementary FX commentary Primary FX revenue exposure is to the CAD, with additional revenues denominated in the GBP and AUD, all of which have weakened significantly since the beginning of 2022. Our outlook reflects an average U.S. dollar to Canadian dollar foreign exchange rate for the full year of 2022 of $1.29 compared to our previous assumption of $1.25. The Q3 and FY 2022 information contain forward-looking statements. Please see “Forward Looking Statements” later in this document. This is a Non-GAAP financial measure. For Non-GAAP financial measures with a directly comparable GAAP financial measure, a reconciliation of U.S. generally accepted accounting principles (“GAAP”) to non-GAAP financial measures has been provided in this stockholder letter, included in the accompanying tables. An explanation of these measures is also included below under the heading “Use of Non-GAAP Financial Measures.” Foreign exchange impacts For the full year and third quarter of 2022, our guidance assumes an average U.S. dollar to Canadian dollar foreign exchange rate of $1.29, compared to an average rate of $1.26 for the third quarter of 2021 and $1.25 for the full year of 2021.

11 | Q2 2022 Stockholder letter This is a Non-GAAP financial measure. For Non-GAAP financial measures with a directly comparable GAAP financial measure, a reconciliation of U.S. generally accepted accounting principles (“GAAP”) to non -GAAP financial measures has been provided in this stockholder letter, included in the accompanying tables. An explanation of these measures is also included below under the heading “Use of Non-GAAP Financial Measures.”

Ceridian HCM Holding Inc. Condensed consolidated balance sheets (Dollars in millions, except share data)

Ceridian HCM Holding Inc. Condensed consolidated statements of operations (Dollars in millions, except share and per share data)

Ceridian HCM Holding Inc. Condensed consolidated statements of cash flows (Unaudited, dollars in millions)

(a) We have calculated revenue on a constant currency basis by applying the average foreign exchange rate in effect during the comparable prior period. Ceridian HCM Holding Inc. Revenue financial measures (Unaudited, dollars in millions)

(a) We have calculated revenue on a constant currency basis by applying the average foreign exchange rate in effect during the comparable prior period. Ceridian HCM Holding Inc. Revenue financial measures (Unaudited, dollars in millions)

Ceridian HCM Holding Inc. Reconciliation of GAAP to non-GAAP financial measures (Unaudited, dollars in millions) (a) Represents share-based compensation expense and related employer taxes. (b) Represents costs for severance compensation paid to employees whose positions have been eliminated or who have been terminated not for cause. (c) Represents consulting fees and expenses incurred during the periods presented in connection with any acquisition, investment, disposition, recapitalization, equity offering, issuance or repayment of debt, issuance of equity interests, or refinancing. (d) Represents (1) the impact of the fair value adjustment for the DataFuzion HCM, Inc. ("DataFuzion") contingent consideration in 2022, (2) the difference between the historical five-year average pension expense and the current period actuarially determined pension expense associated with the planned termination of the frozen U.S. pension plan and related changes in investment strategy associated with protecting the now fully funded status, and (3) the net impact of the abandonment of certain leased facilities. (e) Net profit margin is determined by calculating the percentage that net income (loss) is of total revenue. The following tables present a reconciliation of the reported results to the non-GAAP financial measures EBITDA, Adjusted EBITDA, Adjusted EBITDA margin, and Adjusted net loss for all periods presented:

(a) Other includes amortization of acquisition-related intangible assets, foreign exchange loss, restructuring consulting fees, the impact of the fair value adjustment for the DataFuzion contingent consideration, the difference between the historical five-year average pension expense and the current period actuarially determined pension expense associated with the planned termination of the frozen U.S. pension plan and related changes in investment strategy associated with protecting the now fully funded status, and the net impact related to the abandonment of certain leased facilities. (b) The Adjusted amount is a non-GAAP financial measure. (c) Income tax effects have been calculated based on the statutory tax rates in effect in the U.S. and foreign jurisdictions during the period. (d) GAAP basic and diluted net loss per share are calculated based upon 152,752,369 weighted-average shares of common stock and Adjusted basic and diluted net income per share are calculated based upon 152,752,369 and 155,050,394 weighted-average shares of common stock, respectively.

(a) Other includes amortization of acquisition-related intangible assets, foreign exchange loss, restructuring consulting fees, the difference between the historical five-year average pension expense and the current period actuarially determined pension expense associated with the planned termination of the frozen U.S. pension plan and related changes in investment strategy associated with protecting the now fully funded status, and the net impact related to the abandonment of certain leased facilities. (b) The Adjusted amount is a non-GAAP financial measure. (c) Income tax effects have been calculated based on the statutory tax rates in effect in the U.S. and foreign jurisdictions during the period. (d) GAAP basic and diluted net loss per share are calculated based upon 149,293,833 weighted-average shares of common stock and Adjusted basic and diluted net income per share are calculated based upon 149,293,833 and 155,360,486 weighted-average shares of common stock, respectively.

(a) Other includes amortization of acquisition-related intangible assets, restructuring consulting fees, foreign exchange loss, the impact of the fair value adjustment for the DataFuzion contingent consideration, the difference between the historical five-year average pension expense and the current period actuarially determined pension expense associated with the planned termination of the frozen U.S. pension plan and related changes in investment strategy associated with protecting the now fully funded status, and the net impact related to the abandonment of certain leased facilities. (b) The Adjusted amount is a non-GAAP financial measure. (c) Income tax effects have been calculated based on the statutory tax rates in effect in the U.S. and foreign jurisdictions during the period. (d) GAAP basic and diluted net loss per share are calculated based upon 152,439,996 weighted-average shares of common stock and Adjusted basic and diluted net income per share are calculated based upon 152,439,996 and 155,374,807 weighted-average shares of common stock, respectively.

(a) Other includes amortization of acquisition-related intangible assets, foreign exchange loss, restructuring consulting fees, the difference between the historical five-year average pension expense and the current period actuarially determined pension expense associated with the planned termination of the frozen U.S. pension plan and related changes in investment strategy associated with protecting the now fully funded status, and the net impact related to the abandonment of certain leased facilities. (b) The Adjusted amount is a non-GAAP financial measure. (c) Income tax effects have been calculated based on the statutory tax rates in effect in the U.S. and foreign jurisdictions during the period. (d) GAAP basic and diluted net loss per share are calculated based upon 149,006,538 weighted-average shares of common stock and Adjusted basic and diluted net income per share are calculated based upon 149,006,538 and 155,259,216 weighted-average shares of common stock, respectively.

The quarterly financial highlights are on a year-over-year basis, unless otherwise stated. All financial results are reported in U.S. dollars unless otherwise stated. Cloud recurring gross margin is defined as total Cloud recurring revenue less cost of Cloud recurring revenue as a percentage of total Cloud recurring revenue, which is exclusive of any product development and management or depreciation and amortization cost allocations. This is a Non-GAAP financial measure. For Non-GAAP financial measures with a directly comparable GAAP financial measure, a reconciliation of U.S. generally accepted accounting principles (“GAAP”) to non-GAAP financial measures has been provided in this stockholder letter, included in the accompanying tables. An explanation of these measures is also included below under the heading “Use of Non-GAAP Financial Measures.” Adjusted EBITDA and adjusted net income are non-GAAP financial measures. We believe Adjusted EBITDA and adjusted net income are useful to evaluate our overall operating performance. A directly comparable GAAP financial measure to Adjusted EBITDA and adjusted net income is Net Income (Loss). Our Net Income (Loss) for the three months ended June 30, 2022 and 2021 is $(19.8) million and $(25.8) million, respectively. Excluding the 2021 acquisitions of Ascender HCM Pty Limited ("Ascender") and ATI ROW, LLC and ADAM HCM MEXICO, S. de R.L. de C.V. (collectively, "ADAM HCM"). Excluding float revenue, the impact of lower employment levels in 2021 and 2020 due to the Coronavirus disease 2019 ("COVID-19") pandemic, Ascender and ADAM HCM revenue and on a constant currency basis. Use of non-GAAP financial measures We use certain non-GAAP financial measures in this stockholder letter including EBITDA, Adjusted EBITDA, Adjusted EBITDA margin, Adjusted net income, Adjusted diluted net income per share, revenue on a constant currency basis, Dayforce recurring revenue per customer, and Adjusted Cloud recurring gross margin. We believe that EBITDA, Adjusted EBITDA, Adjusted EBITDA margin, Adjusted Cloud recurring gross margin and Adjusted net income, non-GAAP financial measures, are useful to management and investors as supplemental measures to evaluate our overall operating performance. Adjusted EBITDA and Adjusted EBITDA margin are components of our management incentive plan and are used by management to assess performance and to compare our operating performance to our competitors. We define EBITDA as net income (loss) before interest, taxes, depreciation, and amortization and Adjusted EBITDA as EBITDA, as adjusted to exclude foreign exchange gain (loss), share-based compensation expense and related employer taxes, severance charges, restructuring consulting fees, and other non-recurring items. Adjusted EBITDA margin is determined by calculating the percentage Adjusted EBITDA is of total revenue. Adjusted Cloud recurring margin is defined as total Cloud recurring revenue less cost of Cloud recurring revenue, as adjusted to exclude share-based compensation and severance charges, as a percentage of total Cloud recurring revenue, which is exclusive of any product development and management or depreciation and amortization cost allocations. Adjusted net income is defined as net income (loss), as adjusted to exclude foreign exchange gain (loss), share-based compensation expense and related employer taxes, severance charges, restructuring consulting fees, amortization of acquisition-related intangible assets, and other non-recurring items, all of which are adjusted for the effect of income taxes. Adjusted diluted net income per share is calculated by dividing adjusted net income by diluted weighted average common shares outstanding. When adjusted diluted net income per share is positive, diluted weighted average common shares outstanding incorporate the effect of dilutive equity instruments. Management believes that EBITDA, Adjusted EBITDA, Adjusted EBITDA margin, Adjusted Cloud recurring gross margin, and Adjusted net income are helpful in highlighting management performance trends because EBITDA, Adjusted EBITDA, Adjusted EBITDA margin, and Adjusted net income exclude the results of decisions that are outside the normal course of our business operations. Our presentation of EBITDA, Adjusted EBITDA, Adjusted EBITDA margin, Adjusted Cloud recurring gross margin, and Adjusted net income are intended as supplemental measures of our performance that are not required by, or presented in accordance with, GAAP. EBITDA, Adjusted EBITDA, Adjusted EBITDA margin, Adjusted Cloud recurring gross margin, and Adjusted net income should not be considered as alternatives to net income (loss), earnings (loss) per share, or any other performance measures derived in accordance with GAAP, or as measures of operating cash flows or liquidity.

Our presentation of EBITDA, Adjusted EBITDA, Adjusted EBITDA margin, Adjusted Cloud recurring gross margin, and Adjusted net income should not be construed to imply that our future results will be unaffected by similar items to those eliminated in this presentation. EBITDA, Adjusted EBITDA, Adjusted EBITDA margin, Adjusted Cloud recurring gross margin, and Adjusted net income are included in this discussion because they are key metrics used by management to assess our operating performance. EBITDA, Adjusted EBITDA, Adjusted EBITDA margin, Adjusted Cloud recurring gross margin, and Adjusted net income are not defined under GAAP, are not measures of net income (loss) or any other performance measures derived in accordance with GAAP, and are subject to important limitations. Our use of the terms EBITDA, Adjusted EBITDA, Adjusted EBITDA margin, Adjusted Cloud recurring gross margin, and Adjusted net income may not be comparable to similarly titled measures of other companies in our industry and are not measures of performance calculated in accordance with GAAP. EBITDA, Adjusted EBITDA, Adjusted EBITDA margin, Adjusted Cloud recurring gross margin, and Adjusted net income have important limitations as analytical tools, and should not be considered in isolation or as substitutes for analysis of our results as reported under GAAP. In evaluating EBITDA, Adjusted EBITDA, Adjusted EBITDA margin, Adjusted Cloud recurring gross margin, and Adjusted net income, users should be aware that in the future we may incur expenses similar to those eliminated in this presentation. We present revenue on a constant currency basis to assess how our underlying businesses performed, excluding the effect of foreign currency rate fluctuations, which we believe is useful to management and investors. We calculate revenue on a constant currency basis by applying the average foreign exchange rate in effect during the comparable prior period. Our Dayforce recurring revenue per customer is an indicator of the average size of our Dayforce recurring customer. To calculate Dayforce recurring revenue per customer, we start with Dayforce recurring revenue on a constant currency basis by applying the same exchange rate to all comparable periods for the trailing twelve months and exclude float revenue, the impact of lower employment levels in 2021 and 2020 due to the COVID-19 pandemic, and Ascender and ADAM HCM revenue. This amount is divided by the number of live Dayforce customers at the end of the trailing twelve-month period, excluding Ascender and ADAM HCM. We calculate and monitor Dayforce recurring revenue per customer on a quarterly basis. Our Dayforce recurring revenue per customer may fluctuate as a result of a number of factors, including the number of live Dayforce customers and the number of customers purchasing the full HCM suite. We have not reconciled the Dayforce recurring revenue per customer because there is no directly comparable GAAP financial measure. Forward-looking statements This stockholder letter contains forward-looking statements that are subject to risks and uncertainties. All statements other than statements of historical fact or relating to present facts or current conditions included in this stockholder letter are forward-looking statements. Forward-looking statements give our current expectations and projections relating to our financial condition, results of operations, plans, objectives, future performance and business. Users can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. Forward-looking statements in this stockholder letter include statements relating to the fiscal year of 2022, as well as those relating to future growth initiatives. These statements may include words such as “anticipate,” “estimate,” “expect,” “project,” “seek,” “plan,” “intend,” “believe,” “will,” “may,” “could,” “continue,” “likely,” “should,” and other words and terms of similar meaning in connection with any discussion of the timing or nature of future operating or financial performance or other events but not all forward-looking statements contain these identifying words. The forward-looking statements contained in this stockholder are based on assumptions that we have made in light of our industry experience and our perceptions of historical trends, current conditions, expected future developments and other factors that we believe are appropriate under the circumstances. When considering this stockholder letter, users should understand that these statements are not guarantees of performance or results. These assumptions and our future performance or results involve risks and uncertainties (many of which are beyond our control). These risks and uncertainties include, but are not limited to, the following: its inability to manage its growth effectively or execute on its growth strategy; its failure to provide new or enhanced functionality and features; its inability to successfully compete in the market in which we operate and expand its current offerings into new markets or further penetrate existing markets due to competition; its inability to offer and deliver high-quality technical support, implementation and professional services; system breaches, interruptions or failures, including cyber-security breaches, identity theft, or other disruptions that could compromise customer information or sensitive company information; its failure to comply with applicable privacy, security, data, and financial services laws, regulations and standards, including its ongoing consent order with the Federal Trade Commission regarding data protection; its failure to properly update its solutions to enable its customers to comply with applicable laws; its failure to manage its aging technical operations infrastructure; its inability to maintain necessary third-party relationships, and third party software licenses, and identify errors in the software it licenses; its inability to attract and retain senior management employees and highly skilled employees; the impact of its outstanding debt obligations on its financial condition, results of operations, and value of its common stock; or the duration and scope of the COVID-19 pandemic, including the uncertainty around the surge of different variants and the actions that governmental authorities may take in all the jurisdictions where we operate. Additional factors or events that could cause our actual performance to differ from these forward-looking statements may emerge from time to time, and it is not possible for us to predict all of them. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, our actual financial condition, results of operations, future performance and business may vary in material respects from the performance projected in these forward-looking statements. In addition to any factors and assumptions set forth above in this stockholder letter, the material factors and assumptions used to develop the forward-looking information include, but are not limited to: the general economy remains stable; the competitive environment in the HCM market remains stable; the demand environment for HCM solutions remains stable; our implementation capabilities and cycle times remain stable; foreign exchange rates, both current and those used in developing forward-looking statements, specifically USD to CAD, remain stable at, or near, current rates; we will be able to maintain our relationships with our employees, customers and partners; we will continue to attract qualified personnel to support our development requirements and the support of our new and existing customers; and that the risk factors noted above, individually or collectively, do not have a material impact on the company. Any forward-looking statement made by us in this stockholder letter speaks only as of the date on which it is made. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

Ceridian is a global human capital management software company. Dayforce, our flagship cloud HCM platform, provides human resources, payroll, benefits, workforce management, and talent management functionality. Our platform is used to optimize management of the entire employee lifecycle, including attracting, engaging, paying, deploying, and developing people. Ceridian has solutions for organizations of all sizes. www.ceridian.com © 2022 Ceridian HCM, Inc. All Rights Reserved. 20220726 DB/C